Significant Events in the Reporting Period	9 Months Ended
Sep. 30, 2023
Significant Events in the Reporting Period [Abstract]
Significant Events In the Reporting Period

Note 4—Significant Events in the Reporting Period

Global Banking Situation

In March 2023, the Federal Deposit Insurance Corporation (the “FDIC”) announced that Silicon Valley Bank (“SVB”) had been closed by the California Department of Financial Protection and Innovation, which appointed the FDIC as receiver. The Company did not hold deposits or securities or maintain any accounts at SVB. Following the closure of SVB and subsequent developments in the global banking sector, the Company considered the risk of expected credit loss on bank deposits and marketable securities, including the hypothetical impact arising from the probability of default, which is considered in conjunction with the expected loss caused by default by banks or securities with similar credit-ratings and attributes.

In line with previous periods, this assessment did not reveal a material impairment loss, and accordingly no provision for expected credit loss has been recognized.

Conflict in the Region Surrounding Ukraine and Russia

The ongoing conflict in the region surrounding Ukraine and Russia has impacted the Company's ability to continue clinical trial activities in those countries. The conflict did not have a direct material impact on the unaudited condensed consolidated interim financial statements.

Royalty Funding Liabilities

In September 2023, the Company entered into a $150.0 million capped synthetic royalty funding agreement (the “Royalty Pharma Agreement”) with Royalty Pharma (the “Purchaser”). Under the terms of the Royalty Pharma Agreement, the Company received an upfront payment of $150.0 million (the “Purchase Price”) in exchange for a 9.15% royalty on net U.S. SKYTROFA revenue, beginning on January 1, 2025 (the “Revenue Interest Payments”). The Revenue Interest Payments to the Purchaser will cease upon reaching a multiple of the Purchase Price of 1.925x, or 1.65x if the Purchaser receives royalties in that amount by December 31, 2031. The Royalty Pharma Agreement includes a buy-out option under various terms and conditions. Further details are provided in Note 10, “Financial Assets and Liabilities”.

Equity Development

As of September 30, 2023, the unaudited condensed consolidated interim statements of financial position presented a negative balance of equity of €73.4 million. Under Danish corporate law, as Ascendis Pharma A/S, the parent company of the Company holds a positive balance of equity, the Company is currently not subject to legal or regulatory requirements to re-establish the balance of equity. There is no direct impact from the negative balance of equity to the liquidity and capital resources.

Based on its current operating plan, the Company believes that the existing capital resources as of September 30, 2023, will be sufficient to meet projected cash requirements for at least twelve months from the date of this report. However, the Company's operating plan may change as a result of many factors that are currently unknown, and the Company may need to seek additional funds sooner than planned. Further details regarding lease liabilities and borrowings including maturity analysis are provided in Note 10, “Financial Assets and Liabilities”.